UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2012

Hertz Global Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Brae Boulevard, Park Ridge, New Jersey	07656-0713
(Address of principal executive offices)	(Zip Code)

(201) 307-2000
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Merger Agreement

On August 26, 2012, Hertz Global Holdings, Inc., a Delaware corporation (“Hertz”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with HDTMS, Inc., a Delaware corporation and a wholly owned subsidiary of Hertz (“Merger Sub”), and Dollar Thrifty Automotive Group, Inc., a Delaware corporation (“Dollar Thrifty”).  Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of both Hertz and Dollar Thrifty, following consummation of the Offer (as defined below) and subject to the approval of Dollar Thrifty’s stockholders if required by applicable law, Merger Sub will be merged (the “Merger”) with and into Dollar Thrifty, with Dollar Thrifty becoming a wholly owned subsidiary of Hertz.  The following description of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference.

The Merger Agreement provides that the acquisition will be effected first through a tender offer by Merger Sub (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.01 per share, of Dollar Thrifty (the “Dollar Thrifty Shares”) for $87.50 per Dollar Thrifty Share, net to the seller in cash and without any interest thereon, followed by the second-step Merger.

Subject to the terms and conditions of the Merger Agreement, Dollar Thrifty has granted Merger Sub an irrevocable one-time option (the “Top-Up Option”) to purchase, at a price per share equal to the Offer Price, an aggregate number of newly issued shares that, when added to the number of shares owned by Hertz and its subsidiaries, including Merger Sub, at the time of such exercise, constitutes one share more than 90% of the Dollar Thrifty Shares then outstanding immediately after the issuance of the Top-Up Option shares on a fully diluted basis, subject to there being no legal restraint and sufficient authorized shares available for issuance.  The Top-Up Option is exercisable only after shares have been accepted for payment pursuant to the Offer and Merger Sub has irrevocably committed to effect the second-step Merger as soon as practicable after the exercise of the Top-Up Option.

The consummation of the Offer is subject to certain conditions, including among others, the following:  (1) Dollar Thrifty stockholders shall have validly tendered in the Offer the number of Dollar Thrifty Shares which, when taken together with any Dollar Thrifty Shares owned by Hertz and its subsidiaries, represents a majority of the outstanding Dollar Thrifty Shares on a fully diluted basis and (2) the expiration or early termination of the applicable waiting periods required pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).  The Offer and the other transactions contemplated by the Merger Agreement are not subject to any financing condition.

At the Acceptance Time (as defined in the Merger Agreement), each outstanding Dollar Thrifty stock option will be cancelled and converted into the right to receive a lump sum cash payment equal to the number of Dollar Thrifty Shares underlying the Dollar Thrifty stock option multiplied by the excess of the Offer Price over the exercise price, unless the optionholder irrevocably elects in advance to have his or her Dollar Thrifty stock options assumed and adjusted into options to purchase shares of Hertz common stock as of the Acceptance Time. Each outstanding Dollar Thrifty performance share award and restricted stock unit will vest in full as of the Acceptance Time, and will be converted into the right to receive a lump sum cash payment equal to the Offer Price multiplied by the number of Dollar Thrifty Shares underlying each award. Additionally, all account balances under Dollar Thrifty’s deferred compensation plans or any individual deferral agreements with directors or employees will be paid out in a lump-sum cash payment at the closing of the Offer.

Dollar Thrifty has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Dollar Thrifty and to certain restrictions on its ability to respond to any such proposals. These non-solicitation restrictions do not apply during the first 30 days after the date of the Merger Agreement, during which time Dollar Thrifty is permitted to solicit or initiate discussions with third parties subject to certain restrictions.

The Merger Agreement also provides that, with respect to obtaining antitrust approval of the acquisition, Hertz is required to: (1) divest its Advantage brand, together with certain additional assets and airport concessions pursuant to a proposed consent agreement currently under discussion between Hertz and the Federal Trade Commission (the “FTC”), (2) take other actions which, individually or in the aggregate, are of a de minimis nature and (3) contest any administrative or judicial action or proceeding challenging the acquisition while the Merger Agreement is in effect.  At any time after December 31, 2012, both Hertz and Dollar Thrifty may terminate the Merger Agreement if the FTC has not preliminarily accepted the proposed consent agreement and the waiting period under the HSR Act has not expired or been terminated.

The Merger Agreement includes customary termination provisions for both Hertz and Dollar Thrifty and provides that, in connection with the termination of the Merger Agreement, under certain circumstances, Dollar Thrifty and Hertz must reimburse the other party for its transaction expenses, subject to certain limitations.

The Merger Agreement includes customary representations and warranties of Dollar Thrifty, Hertz and Merger Sub.  The representations, warranties and covenants contained in the Merger Agreement were made solely for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to qualifications and limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Hertz, Dollar Thrifty or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Hertz’s or Dollar Thrifty’s public disclosures.

Commitment Letter

On August 26, 2012, in connection with the Merger Agreement, The Hertz Corporation, a wholly owned subsidiary of Hertz, entered into a commitment letter (the “Commitment Letter”), pursuant to which, subject to the terms and conditions set forth therein, Barclays Bank PLC, Deutsche Bank AG Cayman Islands Branch and Bank of America, N.A. have committed to provide unsecured bridge financing of up to $1.95 billion for the transactions contemplated by the Merger Agreement. The commitments are subject to various conditions, including consummation of the Offer.

The Commitment Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Commitment Letter is qualified in its entirety by reference to the full text of the Commitment Letter.

Item 8.01.    Other Events.

On August 26, 2012, Hertz and Dollar Thrifty issued a joint press release announcing their entry into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

Cautionary Statement Regarding Forward-Looking Statements:

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Hertz’s outlook, anticipated revenues and results of operations, as well as any other statement that does not directly relate to any historical or current fact. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that Hertz has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that Hertz believes are appropriate in these circumstances. We believe these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and our actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative.

Among other items, such factors could include: our ability to obtain regulatory approval for and to consummate an acquisition of Dollar Thrifty; the risk that expected synergies, operational efficiencies and cost savings from a Dollar Thrifty acquisition may not be fully realized or realized within the expected time frame; the risk that unexpected costs will be incurred in connection with the proposed Dollar Thrifty transaction; the retention of certain key employees of Dollar Thrifty may be difficult; the operational and profitability impact of divestitures required to be undertaken to secure regulatory approval for an acquisition of Dollar Thrifty; levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in our markets, including on our pricing policies or use of incentives; occurrences that disrupt rental activity during our peak periods; our ability to achieve cost savings and efficiencies and realize opportunities to increase productivity and profitability; an increase in our fleet costs as a result of an increase in the cost of new vehicles and/or a decrease in the price at which we dispose of used vehicles either in the used vehicle market or under repurchase or guaranteed depreciation programs; our ability to accurately estimate future levels of rental activity and adjust the size of our fleet accordingly; our ability to maintain sufficient liquidity and the availability to us of additional or continued sources of financing for our revenue earning equipment and to refinance our existing indebtedness; safety recalls by the manufacturers of our vehicles and equipment; a major disruption in our communication or centralized information networks; financial instability of the manufacturers of our vehicles and equipment; any impact on us from the actions of our licensees, franchisees, dealers and independent contractors; our ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; our ability to successfully integrate acquisitions and complete dispositions; our ability to maintain favorable brand recognition; costs and risks associated with litigation; risks related to our indebtedness, including our substantial amount of debt and our ability to incur substantially more debt and increases in interest rates or in our borrowing margins; our ability to meet the financial and other covenants contained in our senior credit facilities, our outstanding unsecured senior notes and certain asset-backed and asset-based funding arrangements; changes in accounting principles, or their application or interpretation, and our ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on earnings; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect our operations, the cost thereof or applicable tax rates; changes to our senior management team; the effect of tangible and intangible asset impairment charges; the impact of our derivative instruments, which can be affected by fluctuations in interest rates and commodity prices; and our exposure to fluctuations in foreign exchange rates. Additional information concerning these and other factors can be found in our filings and Dollar Thrifty’s filings with the SEC, including our and Dollar Thrifty’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Hertz therefore cautions you against relying on these forward-looking statements. All forward-looking statements attributable to Hertz or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and Hertz undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

The Offer described herein has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell shares of Dollar Thrifty’s common stock. At the time the Offer is commenced, Hertz will file a tender offer statement with the United States Securities and Exchange Commission (the “SEC”). Investors and security holders of Dollar Thrifty are strongly advised to read the tender offer documents that will be filed with the SEC, because they will contain important information that Dollar Thrifty’s stockholders should consider before tendering their shares. These documents will be available for free at the SEC’s web site (http://www.sec.gov). Copies of Hertz’s filings with the SEC may be obtained at the SEC’s web site (http://www.sec.gov) or by directing a request to Hertz at (201) 307-2100.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.  The following Exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of August 26, 2012, by and among Hertz Global Holdings, Inc., HDTMS, Inc. and Dollar Thrifty Automotive Group, Inc.

10.1	Commitment Letter, dated August 26, 2012.

99.1	Press Release issued August 26, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.,
(Registrant)

By:	/s/ J. Jeffrey Zimmerman
Name: J. Jeffrey Zimmerman
Title: Senior Vice President, General Counsel & Secretary

Date:  August 27, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of August 26, 2012, by and among Hertz Global Holdings, Inc., HDTMS, Inc. and Dollar Thrifty Automotive Group, Inc.

10.1	Commitment Letter, dated August 26, 2012.

99.1	Press Release issued August 26, 2012.